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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT JULY 21, 1999


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                      DOSKOCIL MANUFACTURING COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            TEXAS                         333-37081              75-1281683
(STATE OR OTHER JURISDICTION OF          (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)           FILE NUMBER)        IDENTIFICATION NO.)

                    4209 BARNETT BOULEVARD, ARLINGTON, TEXAS        76017
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                                 (817) 467-5116
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                      N/A
        (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED
                              SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

         The Registrant's press release dated July 21, 1999 is filed herewith and incorporated herein by this reference.

ITEM 7. EXHIBITS.

         (c) EXHIBITS

         Exhibit 99.1    Press Release issued by the Registrant dated July 21,
                         1999.



                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, HEREUNTO DULY AUTHORIZED.

DATED: JULY 21, 1999


                                                  /s/ JOHN J. CASEY
                                       -----------------------------------------
                                                     JOHN J. CASEY
                                                CHIEF FINANCIAL OFFICER




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                               INDEX OF EXHIBITS



Number       Exhibit
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
99.1         Press Release issued by the Registrant dated July 21, 1999.